SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 28, 1999



                             THE NETPLEX GROUP, INC.
             (Exact name of registrant as specified in its charter)


         New York                   001-11784                     11-2824578
     (State or other              (Commission                  (IRS Employer
     jurisdiction of              File Number)               Identification No.)
      incorporation)


        1800 Robert Fulton Drive, Suite 250, Reston, Virginia 29191-9992
               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code: (703) 716-4777

Item 4   Changes in Registrant's Certifying Accountant

     Attached as exhibit 16.1 is the response of KPMG Peat Marwick to the Company's request, in accordance with Item 304 of Regulation S-K, that KPMG Peat Marwick indicate its agreement or disagreement with the Company's statements made in the Form 8-K filed by the Company on May 21, 1999. The Company notes that the letter purported to be dated on May 13, 1999 from KPMG Peat Marwick to the Company's Audit Committee was first, in fact, delivered to the Company by facsimile after the Company's Form 8-K was filed on Friday, May 21, 1999. (Such letter is also attached as exhibit 16.2.)

     The Company disagrees with the former accountant's assertion of a "reportable condition" under the AICPA and furthermore, the Company is of the view that the "reportable condition" described in the former accountant's letter delivered May 21, 1999 does not rise to the level of a "reportable event" as defined in Item 304 of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 2, 1999
                                      THE NETPLEX GROUP, INC.

                                      By: /s/  GENE ZAINO
                                          ----------------------------------
                                          Gene Zaino
                                          Chairman, President and C.E.O.